SENIOR NOTES EXCHANGE OFFER

                [GRAPHIC OMITTED] MILACRON
                          ==========================
                          Manufacturing Technologies


                                March 9, 2004


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QUALIFICATION


o This presentation is for discussion purposes only and is neither an offer of any securities nor a solicitation of offers to purchase any securities. Any offer of securities will only be made pursuant to the registration requirements of the United States Securities Act of 1933 or applicable exemptions therefrom.

o For settlement purposes only. This document and any discussions related thereto are privileged and confidential settlement discussions which are protected under Rule 408 of the Federal Rules of Evidence and shall not be used by any recipient for any purpose in any judicial or administrative forum.

o The information contained in this report includes non-public information about Milacron Inc. and its subsidiaries ("Milacron" or the "Company") and is provided to the Senior Noteholders and their representatives subject to the terms of the confidentiality agreements between them and the Company.

o Neither Milacron nor its advisors makes any representation or warranty regarding the accuracy or completeness of the information contained herein.

o The conclusions arrived herein are not intended and should not be construed as investment advice in any manner whatsoever.


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REVISED INDICATIVE TRANSACTION TERMS


o Milacron has revised the indicative terms of the indicative exchange transaction to include Cash, New Senior Notes, Common Equity and CVRs

                    CASH                                                     COMMENTS
---------------------------------------------------      -----------------------------------------------------------
o $25 million cash payment                               o Holders of the 8-3/8% Senior Notes due March 15, 2004
o Cash issued in exchange transaction to be reduced        and the 7-5/8% Eurobonds due April 15, 2005
  by principal payments to holdout Noteholders             (the "Noteholders") receive partial return of capital
                                                           and some value certain
                                                         o Addresses holdout issue
                                                         o Provides value for excess cash


              NEW SENIOR NOTES
--------------------------------------------------       o Noteholders retain senior claim and receive
o $160 million 9.0% Senior Secured Notes due 2009          guarantees and second liens at certain subsidiaries
  (Second Lien Notes)                                    o Interest rate increases


                  EQUITY
--------------------------------------------------
o 34.8 million shares of common stock (49.99%            o Grants Noteholders request for 49.99% of equity
  equity stake): Valued at $83 million, assuming           up front
  $432 million total entity value (enterprise value      o Valuation - neutral
  plus cash and other assets)                              - Noteholder equity stake increases to preserve
o Contingent Value Rights ("CVR"s): Issue up to              value in downside case
  21.5 million additional shares (12% additional         o Noteholders receive 3% premium to face value recovery
  equity stake) to be issued depending on trading        o CVRs provide additional value to Noteholders, as they
  price of common stock                                    trade separately with intrinsic or option value





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 TOTAL VALUE TO SENIOR NOTES: $268 million(1) + Accrued Interest(2) + CVR Value
               RECOVERY: 103% + Accrued Interest(2) + CVR value
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(1)  Assumes 3% premium to par and $/Euro exchange rate of 1.26.

(2) Accrued interest assumed to be paid in cash through to the date of the launch of the exchange offer.


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SUMMARY TERMS OF NEW NOTES


                                         NEW U.S. NOTES
                             ----------------------------------------

ISSUER                       Milacron Inc. (the "Company")
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ISSUE                        Senior Secured Notes
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AMOUNT OUTSTANDING           $160,000,000
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COUPON                       9.0% in cash, subject to secured debt
                             covenants
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MATURITY                     2009
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GUARANTORS                   Subordinated guarantee by all of the Company's
                             wholly owned domestic subsidiaries and
                             Milacron Capital Holdings B.V.
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SECURITY                     Silent 2nd priority lien on all domestic assets,
                             stock of the Company's wholly owned domestic
                             subsidiaries, 100% of the stock of Milacron
                             Capital Holdings B.V. and 65% of the stock of
                             Milacron B.V.
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RANKING                      Structurally senior to any remaining unexchanged
                             Senior Notes as a result of subordinated
                             subsidiary guarantees; subordinated to 1st
                             priority secured indebtedness
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COVENANTS                    Customary Covenants
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REDEMPTION SCHEDULE          Non-call until first anniversary, then callable
                             at the following prices:

                                2nd year        103%

                                3rd year        102%

                                4th year        101%

                                5th year        100%
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BOARD                        Holders have contractual right to select 4 out
                             of 9 directors; certain matters require 2/3 vote of board
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SUMMARY TERMS FOR AN ISSUE OF CONTINGENT VALUE RIGHTS

ISSUER                        Milacron Inc.
-----------------------------------------------------------------------------------------------------------------------
SECURITY                      Contingent Value Right ("CVR")
-----------------------------------------------------------------------------------------------------------------------
ISSUED                        In combination with 1 share of Common Stock of the Company.  The CVRs will trade independently from the Company's Common Stock
-----------------------------------------------------------------------------------------------------------------------
MATURITY DATE                 April 15, 2005
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RIGHT CONFERRED               Entitles the holder of the CVR to receive from the Company on the Maturity Date a payment equal to the excess of $2.38 over the Company's Common Stock price on that date.
-----------------------------------------------------------------------------------------------------------------------
PAYMENT                       Payment may be made in either cash or shares of the Company's Common Stock at then current market value at the Company's sole discretion
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MARKET VALUE OF COMMON        The market value of the Common Stock for purposes of determining the payment
STOCK                         amount above shall be the greater of the then current stock price or $1.47.  In no event will the Company be required to pay more than $0.91 or 0.62 shares of common stock per CVR.
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LISTING                       Application will be made to list the CVRs on the New York Stock Exchange
-----------------------------------------------------------------------------------------------------------------------


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